UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2021
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5980 Horton Street, Suite 405
Emeryville
CA	94608
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

On July 21, 2021, Ligand Pharmaceuticals Incorporated (“Ligand”) announced that its licensee Jazz Pharmaceuticals Ireland Limited (“Jazz Pharmaceuticals”) commercially launched RylazeTM (asparaginase erwinia chrysanthemi (recombinant)-rywn), also known as JZP458. Rylaze, which was approved by the U.S. Food and Drug Administration (“FDA”) on June 30, 2021, is a recombinant erwinia asparaginase used as a component of a multi-agent chemotherapeutic regimen for the treatment of acute lymphoblastic leukemia or lymphoblastic lymphoma in adult and pediatric patients 1 month or older who have developed hypersensitivity to E. coli-derived asparaginase.

Under the terms of the Amended and Restated License and Option Agreement dated December 18, 2017, by and between Pfenex, Inc., a wholly owned subsidiary of Ligand, and Jazz Pharmaceuticals (the “License Agreement”), Ligand previously received a $2.0 million payment upon FDA’s acceptance for review of the Biologics License Application and is entitled to receive $5.0 million upon the first commercial sale following commercial launch. Ligand is eligible to receive up to an additional $155.5 million in milestone payments, excluding the expected $5.0 million milestone due upon the first commercial sale. Ligand is also entitled to receive tiered low to mid-single digit royalties based on worldwide net sales of any products developed pursuant to the License Agreement, including Rylaze.

Forward-Looking Statements

This report contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this report. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the timing of any milestone payment. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: Ligand’s is dependent on Jazz on the commercialization of JZP-458, including the timing of the first commercial sale, and Jazz may not generate net sales to generate royalties payable to Ligand; and other risks described in Ligand’s prior filings with the SEC. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand's stock price. Ligand disclaims any intent or obligation to update these forward-looking statements after the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: July 21, 2021	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Senior Vice President, General Counsel and Secretary